DEAN WITTER WORLD WIDE INCOME TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                     10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997

DEAR SHAREHOLDER:

The fiscal year ended October 31, 1997, was marked by mixed performance of the global fixed-income markets. During the first half of the year, interest rates rose in most of the major developed markets, while rates stabilized and then declined during the second half of the period.

MIXED PERFORMANCE IN THE GLOBAL BOND MARKETS

In the United States, fears that the economy might be overheated and warnings by the Federal Reserve Board of higher inflation pushed interest rates up during the first half of the year. In actuality the rate of inflation continued to decline, which, combined with a tapering off of economic growth, caused a sharp reversal in market sentiment. U.S. bonds also benefited from a currency crisis in Asia as investors moved toward safer investments. These developments allowed yields on 10-year Treasuries to decrease by 0.5 percent (50 basis points), closing the fiscal year at 5.83 percent after rising as much as 7.01 percent during the year.

Meanwhile, European bond markets fluctuated within a wide range, partly in sympathy with the U.S. market. These markets were further buffeted by interest-rate increases in the United Kingdom and calls from the Bundesbank for rate increases in Germany. In the end, the prospect of a timely launch of the European Monetary Union in January 1999, and continued fiscal restraint, helped European bond yields drift lower during the second half of the year. German bonds registered a net decline of 45 basis points (0.45 percent), while Italian bond yields fell by 188 basis points (1.88 percent).

A STRONG U.S. DOLLAR

Throughout the fiscal year, developments in the global bond markets were overshadowed by a substantial strengthening of the U.S. dollar. From its low in November 1996 the dollar gained 27 percent against the German mark by August. While the U.S. dollar has since pulled back from these high levels, the U.S. currency still recorded a gain of

DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

13.7 percent against the mark for the fiscal year. The dollar also made significant gains against the Japanese yen during this period, gaining 5.25 percent for the total year after registering a rise of 10.23 percent by April. Overall, the U.S. dollar rose by a substantial 9.3 percent against the world's major currencies.

PERFORMANCE

On July 28, 1997, Dean Witter World Wide Income Trust began offering four classes of shares -- A, B, C and D -- each with its own sales charge and distribution fee structure. A revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders in mid-summer.

For the twelve-month period ended
October 31, 1997, the Fund's Class B
shares posted a total return of 7.05
percent, compared to returns of 5.51
percent for the Lipper Global Income
Funds Index (Lipper Index), which
includes many funds invested in high-
yield, high-risk emerging markets' debt
that, unlike the Fund, have
below-investment-grade credit ratings,
and 1.39 percent for the Lehman
Brothers Global Intermediate Bond Index
(Lehman Index). The accompanying chart
illustrates the growth of a $10,000
investment in the Fund from inception
(March 30, 1989) through the fiscal
year ended October 31, 1997, versus the
performance of a similar investment in
the issues that comprise the Lehman
Index and the Lipper Index.

PORTFOLIO STRATEGY

Anticipating an extended period of
potentially rising U.S. interest rates
and uncertainty over the European
Monetary Union process, the Fund
switched in early 1997 to a strategy
focused on minimizing risk. This shift
was made just prior to the global bond
markets' sell-off. The Fund's duration
(a measure of sensitivity to
interest-rate changes) was cut back

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000 - Class B Shares
($ in Thousands)
Average Annual Total Returns
1 Year                                   5 Years  Life of Fund
7.05 (1)                                7.38 (1)      7.07 (1)
2.21 (2)                                7.08 (2)      7.07 (2)
                                            Fund     Lehman(4)   Lipper(5)
March-1989                               $10,000       $10,000     $10,000
October-1989                             $10,040       $10,504     $10,441
October-1990                             $11,969       $12,032     $11,882
October-1991                             $11,759       $13,172     $13,129
October-1992                             $12,598       $14,845     $14,089
October-1993                             $13,822       $16,187     $16,024
October-1994                             $13,271       $16,973     $15,375
October-1995                             $14,923       $19,429     $17,129
October-1996                             $16,802       $20,740     $19,140
October-1997                         $17,987 (3)       $21,027     $20,195

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, since inception-0%). See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value assuming a complete redemption on October 31, 1997.
(4) The Lehman Brothers Global Intermediate Bond Index, includes local currency-denominated sovereign debt of 19 countries with maturities of 1 to 10 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Global Income Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the Lipper Global Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

significantly, to approximately two years, in February. Also, the Fund's substantial overweighting in Italy, Spain and Portugal was reduced to approximately index levels. Additionally, the currency risks of the European positions were effectively hedged away, safeguarding these investments from the impact of the rising dollar. In May the Fund decreased its investments in Australia and New Zealand, as the yields in those markets were deemed no longer attractive, and increased its weightings in the U.S. market. Still maintaining its hedging and asset allocation strategies, the Fund also lengthened its portfolio duration in May, after which it ranged between four and six years for the remainder of the year. In addition, most of the Fund's currency hedges were removed in August.

These timely moves helped the Fund protect its net asset value during the adverse global market environment of the first part of the year. It also allowed the Fund to participate in the global bond market's rally over the second half of the fiscal year. As of October 31, 1997, approximately 65 percent of the Fund's investments were in North America and 35 percent in Europe.

LOOKING AHEAD

Going forward, the Fund will continue its strategy of global diversification while favoring those markets that exhibit improving inflation outlooks and fiscal discipline. In addition, we will place an emphasis on securities and markets that we believe offer compelling values and low relative risk. We believe this strategy should allow the Fund to achieve its objectives.

We appreciate your support of Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER WORLD WIDE INCOME TRUST
RESULTS OF SPECIAL MEETING (UNAUDITED)

On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which are as follows:

1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

VOTE                                                                                                                  NO. OF SHARES
-------------------------------------------------------------------------------------------------------------------  ---------------
For................................................................................................................        6,253,760
Against............................................................................................................          144,050
Abstain............................................................................................................          488,143

2)  ELECTION OF TRUSTEES:

Michael Bozic
For..................  6,591,982
Withheld.............    293,971
Charles A. Fiumefreddo
For..................  6,594,523
Withheld.............    291,430
Edwin J. Garn
For..................  6,587,880
Withheld.............    298,073
John R. Haire
For..................  6,579,803
Withheld.............    306,150
Wayne E. Hedien
For..................  6,599,803
Withheld.............    286,150
Dr. Manuel H. Johnson
For..................  6,589,411
Withheld.............    296,542
Michael E. Nugent
For..................  6,596,326
Withheld.............    289,627
Philip J. Purcell
For..................  6,600,302
Withheld.............    285,651
John L. Schroeder
For..................  6,594,702
Withheld.............    291,251

3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................         6,032,447
Against...........................................................................................................           221,520
Abstain...........................................................................................................           631,986

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................         6,372,426
Against...........................................................................................................            95,289
Abstain...........................................................................................................           418,238

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

  PRINCIPAL
  AMOUNT IN                                                                                COUPON    MATURITY
  THOUSANDS                                                                                 RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (78.0%)
               GREECE (2.3%)
               GOVERNMENT OBLIGATION
 GRD  613,000  Republic of Greece+.......................................................  11.00%     11/26/99  $  2,150,019
                                                                                                                ------------

               SPAIN (6.5%)
               GOVERNMENT OBLIGATION
ESP   865,000  Spain Treasury Bond+......................................................  11.45      08/30/98     6,231,657
                                                                                                                ------------

               UNITED STATES (69.2%)
               U. S. GOVERNMENT & AGENCY OBLIGATIONS
$       1,029  Federal National Mortgage Assoc...........................................   7.00      05/01/12     1,042,609
                                                                                                     10/15/22-
       23,873  Government National Mortgage Assoc........................................   7.00      09/15/27    23,992,124
       14,000  Government National Mortgage Assoc........................................   7.00             *    14,070,000
        9,750  U.S. Treasury Bond+.......................................................  13.125     05/15/01    12,029,745
       13,000  U.S. Treasury Bond+.......................................................   6.375     08/15/27    13,397,540
        1,500  U.S. Treasury Note+.......................................................   6.125     08/15/07     1,533,045
                                                                                                                ------------

               TOTAL UNITED STATES............................................................................    66,065,063
                                                                                                                ------------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (IDENTIFIED COST $76,293,615)..................................................................    74,446,739
                                                                                                                ------------

               SHORT-TERM INVESTMENTS (31.9%)
               TIME DEPOSITS (a) (22.6%)
               CANADA (2.0%)
               BANKING - INTERNATIONAL
Ca$     2,665  Chase Manhattan Bank......................................................   3.438     11/06/97     1,892,218
                                                                                                                ------------

               DENMARK (4.0%)
               BANKING - INTERNATIONAL
DKr    24,756  Unibank...................................................................   3.70      11/07/97     3,771,194
                                                                                                                ------------

               GREECE (5.9%)
               BANKING - INTERNATIONAL
GRD 1,528,466  Bankers Trust.............................................................  13.20      11/28/97     5,606,168
                                                                                                                ------------

               ITALY (6.8%)
               BANKING - INTERNATIONAL
ITL 11,028,927 Morgan Guaranty Trust Co..................................................   6.65      11/05/97     6,515,813
                                                                                                                ------------

               SWEDEN (3.9%)
               BANKING - INTERNATIONAL
 SEK   18,093  Chase Manhattan Bank......................................................   4.063     11/07/97     2,411,275
       10,000  Unibank...................................................................   4.15      11/07/97     1,332,711
                                                                                                                ------------

               TOTAL SWEDEN...................................................................................     3,743,986
                                                                                                                ------------

               TOTAL TIME DEPOSITS
               (IDENTIFIED COST $21,160,403)..................................................................    21,529,379
                                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                COUPON    MATURITY
  THOUSANDS                                                                                 RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & AGENCY OBLIGATIONS (b) (9.3%)
               GERMANY (9.0%)
 DEM    4,000  German Treasury Bill......................................................   3.23%     01/16/98  $  2,303,796
       11,000  German Treasury Bill+.....................................................   3.55      04/17/98     6,276,315
                                                                                                                ------------

               TOTAL GERMANY..................................................................................     8,580,111
                                                                                                                ------------

               UNITED STATES (0.3%)
$         300  Federal Home Loan Mortgage Corp...........................................   5.65      11/03/97       299,906
                                                                                                                ------------

               TOTAL GOVERNMENT & AGENCY OBLIGATIONS
               (AMORTIZED COST $8,627,041)....................................................................     8,880,017
                                                                                                                ------------

               TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $29,787,444)..................................................................    30,409,396
                                                                                                                ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $106,081,059) (C)....................................................................  109.9 %   104,856,135

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS........................................................   (9.9)     (9,468,177)
                                                                                                        ------  -------------

NET ASSETS............................................................................................  100.0 % $  95,387,958
                                                                                                        ------  -------------
                                                                                                        ------  -------------

---------------------

 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
 * Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(a)  Subject to withdrawal restrictions until maturity.
(b) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,387,963 and the aggregate gross unrealized depreciation is $2,612,887, resulting in net unrealized depreciation of $1,224,924.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1997:

                                                    UNREALIZED
     CONTRACTS          IN EXCHANGE     DELIVERY   APPRECIATION
    TO DELIVER              FOR           DATE     (DEPRECIATION)
----------------------------------------------------------------
     DKr 24,773,811         $3,796,148  11/07/97   $    22,241
     DEM 10,950,000         $6,378,889  01/30/98       (86,798)
                                                   -------------
      Net unrealized depreciation................  $   (64,557)
                                                   -------------
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $106,081,059)..............................................................  $104,856,135
Unrealized appreciation on open forward foreign currency contracts............................        22,241
Cash..........................................................................................       245,403
Receivable for:
    Investments sold..........................................................................     2,291,514
    Compensated forward foreign currency contracts............................................     2,109,981
    Interest..................................................................................     1,339,920
    Capital stock sold........................................................................        36,442
Prepaid expenses and other assets.............................................................        92,769
                                                                                                ------------
     TOTAL ASSETS.............................................................................   110,994,405
                                                                                                ------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts............................        86,798
Payable for:
    Investments purchased.....................................................................    14,158,375
    Compensated forward foreign currency contracts............................................       985,842
    Capital stock repurchased.................................................................       100,896
    Plan of distribution fee..................................................................        68,835
    Investment management fee.................................................................        60,958
Accrued expenses and other payables...........................................................       144,743
                                                                                                ------------
     TOTAL LIABILITIES........................................................................    15,606,447
                                                                                                ------------
     NET ASSETS...............................................................................  $ 95,387,958
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $100,436,492
Net unrealized depreciation...................................................................    (1,296,360)
Accumulated undistributed net investment income...............................................       450,900
Accumulated net realized loss.................................................................    (4,203,074)
                                                                                                ------------
     NET ASSETS...............................................................................  $ 95,387,958
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................      $682,253
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        75,651
     NET ASSET VALUE PER SHARE................................................................         $9.02
                                                                                                ------------
                                                                                                ------------
     MAXIMUM OFFERING PRICE PER SHARE,
     (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)..........................................         $9.42
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................   $94,555,831
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    10,474,852
     NET ASSET VALUE PER SHARE................................................................         $9.03
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................      $110,971
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        12,302
     NET ASSET VALUE PER SHARE................................................................         $9.02
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................       $38,903
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................         4,310
     NET ASSET VALUE PER SHARE................................................................         $9.03
                                                                                                ------------
                                                                                                ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997*

NET INVESTMENT INCOME:

INTEREST INCOME (net of $51,246 foreign withholding tax).......................................  $ 8,390,219
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class A shares)......................................................          169
Plan of distribution fee (Class B shares)......................................................      881,250
Plan of distribution fee (Class C shares)......................................................          165
Investment management fee......................................................................      778,248
Transfer agent fees and expenses...............................................................      133,901
Custodian fees.................................................................................       97,154
Professional fees..............................................................................       78,655
Shareholder reports and notices................................................................       66,818
Registration fees..............................................................................       33,144
Directors' fees and expenses...................................................................       17,422
Other..........................................................................................        7,530
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    2,094,456
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    6,295,763
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments................................................................................   (4,239,848)
    Futures contracts..........................................................................      601,882
    Foreign exchange transactions..............................................................    6,060,428
                                                                                                 -----------

     NET GAIN..................................................................................    2,422,462
                                                                                                 -----------
Net change in unrealized appreciation/ depreciation on:
    Investments................................................................................   (1,286,181)
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies....................................................................     (371,054)
                                                                                                 -----------

     NET DEPRECIATION..........................................................................   (1,657,235)
                                                                                                 -----------

     NET GAIN..................................................................................      765,227
                                                                                                 -----------

NET INCREASE...................................................................................  $ 7,060,990
                                                                                                 -----------
                                                                                                 -----------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE YEAR         FOR THE YEAR
                                                                                    ENDED                ENDED
                                                                              OCTOBER 31, 1997*     OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income......................................................     $      6,295,763       $  7,960,163
Net realized gain..........................................................            2,422,462          6,519,431
Net change in unrealized appreciation/depreciation.........................           (1,657,235)           169,336
                                                                             --------------------   ----------------

     NET INCREASE..........................................................            7,060,990         14,648,930
                                                                             --------------------   ----------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares.........................................................               (6,031)         --
    Class B shares.........................................................          (10,673,831)       (11,619,991)
    Class C shares.........................................................               (1,171)         --
    Class D shares.........................................................                 (283)         --
                                                                             --------------------   ----------------

     TOTAL DIVIDENDS.......................................................          (10,681,316)       (11,619,991)
                                                                             --------------------   ----------------
Net decrease from transactions in shares of beneficial interest............          (15,013,234)       (27,172,888)
                                                                             --------------------   ----------------

     NET DECREASE..........................................................          (18,633,560)       (24,143,949)

NET ASSETS:
Beginning of period........................................................          114,021,518        138,165,467
                                                                             --------------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $450,900 AND
    $3,202,026, RESPECTIVELY)..............................................     $     95,387,958       $114,021,518
                                                                             --------------------   ----------------
                                                                             --------------------   ----------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund commenced offering three classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,370,199 at October 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended October 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares $67,575. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $306,368,737 and $321,049,399, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $184,895,045 and $143,030,418, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,434. At October 31, 1997, the Fund had an accrued pension liability of $48,664 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE YEAR              FOR THE YEAR
                                                             ENDED                     ENDED
                                                        OCTOBER 31, 1997          OCTOBER 31, 1996
                                                    ------------------------  ------------------------
                                                      SHARES       AMOUNT       SHARES       AMOUNT
                                                    ----------  ------------  ----------  ------------
CLASS A SHARES*
Sold..............................................      80,739  $    714,181      --           --
Reinvestment of dividends.........................         237         2,107      --           --
Redeemed..........................................      (5,325)      (47,905)     --           --
                                                    ----------  ------------  ----------  ------------
Net increase--Class A.............................      75,651       668,383      --           --
                                                    ----------  ------------  ----------  ------------

CLASS B SHARES
Sold..............................................   3,523,435    31,673,600   2,050,224  $ 18,600,786
Reinvestment of dividends.........................     689,236     6,224,070     718,178     6,456,463
Redeemed..........................................  (5,959,324)  (53,726,739) (5,765,210)  (52,230,137)
                                                    ----------  ------------  ----------  ------------
Net decrease--Class B.............................  (1,746,653)  (15,829,069) (2,996,808)  (27,172,888)
                                                    ----------  ------------  ----------  ------------

CLASS C SHARES*
Sold..............................................      12,172       107,627      --           --
Reinvestment of dividends.........................         130         1,156      --           --
                                                    ----------  ------------  ----------  ------------
Net increase--Class C.............................      12,302       108,783      --           --
                                                    ----------  ------------  ----------  ------------

CLASS D SHARES*
Sold..............................................       4,286        38,458      --           --
Reinvestment of dividends.........................          24           211      --           --
                                                    ----------  ------------  ----------  ------------
Net increase--Class D.............................       4,310        38,669      --           --
                                                    ----------  ------------  ----------  ------------
Net decrease in Fund..............................  (1,654,390) $(15,013,234) (2,996,808) $(27,172,888)
                                                    ----------  ------------  ----------  ------------
                                                    ----------  ------------  ----------  ------------

---------------------

 *   For the period July 28, 1997 (issue date) through October 31, 1997.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1997, the Fund utilized approximately $873,000 of its net capital loss carryover. At October 31, 1997, the Fund had a net capital loss carryover of approximately $5,327,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

As of October 31, 1997, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

foreign currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $1,590,042, paid-in-capital was credited $44,385 and accumulated undistributed net investment income was credited $1,634,427.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                    FOR THE
                                                                                                                     PERIOD
                                                                                                                   MARCH 30,
                                                                                                                     1989*
                                                      FOR THE YEAR ENDED OCTOBER 31                                 THROUGH
                        -----------------------------------------------------------------------------------------   OCTOBER
                         1997**++     1996       1995        1994       1993       1992        1991       1990      31, 1989
-----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period... $    9.33   $   9.08   $   8.55   $    9.39   $   9.11   $   9.11   $   10.38   $   9.55   $   10.00
                        ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Net investment
 income................      0.55       0.60       0.55        0.55       0.59       0.62        0.82       0.95        0.49

Net realized and
 unrealized gain
 (loss)................      0.07       0.48       0.48       (0.92)      0.27       0.01       (0.99)      0.78       (0.45)
                        ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Total from investment
 operations............      0.62       1.08       1.03       (0.37)      0.86       0.63       (0.17)      1.73        0.04
                        ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Less dividends and
 distributions from:
   Net investment
   income..............     (0.92)     (0.83)     (0.50)      (0.22)     (0.58)     (0.63)      (0.86)     (0.90)      (0.49)
   Net realized gain...    --          --         --         --          --         --          (0.24)     --         --
   Paid-in-capital.....    --          --         --          (0.25)     --         --         --          --         --
                        ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Total dividends and
 distributions.........     (0.92)     (0.83)     (0.50)      (0.47)     (0.58)     (0.63)      (1.10)     (0.90)      (0.49)
                        ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Net asset value, end of
 period................ $    9.03   $   9.33   $   9.08   $    8.55   $   9.39   $   9.11   $    9.11   $  10.38   $    9.55
                        ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------
                        ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

TOTAL INVESTMENT
RETURN+................      7.05%     12.60%     12.45%      (3.99)%     9.72%      7.13%      (1.75)%    19.22%       0.40%(1)

RATIOS TO AVERAGE NET
ASSETS:
Expenses...............      2.02%      1.96%      1.93%       1.91%      1.87%      1.87%       1.76%      1.81%       1.90%(2)

Net investment
 income................      6.07%      6.39%      6.21%       5.87%      6.39%      6.78%       8.45%      9.76%       9.10%(2)

SUPPLEMENTAL DATA:
Net assets, end of
 period, in thousands..   $94,556   $114,022   $138,165    $179,563   $275,319   $324,185    $421,051   $462,709    $388,578

Portfolio turnover
 rate..................       345%       263%       254%        229%       229%       214%        245%       109%        113%(1)

---------------------

 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.15

Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.20
                                                                             ------
Less dividends from net investment income.............................        (0.15)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.27%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.46%(2)
Net investment income.................................................         6.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $682
Portfolio turnover rate...............................................          345%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.14
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.19
                                                                             ------
Less dividends from net investment income.............................        (0.14)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.12%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.00%(2)
Net investment income.................................................         5.89%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $111
Portfolio turnover rate...............................................          345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $  8.97
                                                                             ------

Net investment income.................................................         0.16

Net realized and unrealized gain......................................         0.05
                                                                             ------

Total from investment operations......................................         0.21
                                                                             ------

Less dividends from net investment income.............................        (0.15)
                                                                             ------

Net asset value, end of period........................................      $  9.03
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................         2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.16%(2)

Net investment income.................................................         6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $39

Portfolio turnover rate...............................................          345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER WORLD WIDE INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter World Wide Income Trust (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 17, 1997

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Vinh Q. Tran
Vice President

Peter J. Seeley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER WORLD WIDE INCOME TRUST


[GRAPHIC]


ANNUAL REPORT
OCTOBER 31, 1997